EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 1A Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2022	April 30, 2023
Global Small Capitalization Fund	May 1, 2022	April 30, 2023
Growth Fund	May 1, 2022	April 30, 2023
International Fund	May 1, 2022	April 30, 2023
New World Fund	May 1, 2022	April 30, 2023
Washington Mutual Investors Fund	May 1, 2022	April 30, 2023
Capital World Growth and Income Fund	May 1, 2022	April 30, 2023
Growth-Income Fund	May 1, 2022	April 30, 2023
International Growth and Income Fund	May 1, 2022	April 30, 2023
Capital Income Builder	May 1, 2022	April 30, 2023
Asset Allocation Fund	May 1, 2022	April 30, 2023
American Funds Global Balanced Fund	May 1, 2022	April 30, 2023
The Bond Fund of America	May 1, 2022	April 30, 2023
Corporate Bond Fund	May 1, 2022	April 30, 2023
Capital World Bond Fund	May 1, 2022	April 30, 2023
American High-Income Trust	May 1, 2022	April 30, 2023
American Funds Mortgage Fund	May 1, 2022	April 30, 2023
Ultra-Short Bond Fund	May 1, 2022	April 30, 2023
U.S. Government Securities Fund	May 1, 2022	April 30, 2023

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2022	April 30, 2023
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2022	April 30, 2023

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2022	April 30, 2023

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 2 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2022	April 30, 2023
Global Small Capitalization Fund	May 1, 2022	April 30, 2023
Growth Fund	May 1, 2022	April 30, 2023
International Fund	May 1, 2022	April 30, 2023
New World Fund	May 1, 2022	April 30, 2023
Washington Mutual Investors Fund	May 1, 2022	April 30, 2023
Capital World Growth and Income Fund	May 1, 2022	April 30, 2023
Growth-Income Fund	May 1, 2022	April 30, 2023
International Growth and Income Fund	May 1, 2022	April 30, 2023
Capital Income Builder	May 1, 2022	April 30, 2023
Asset Allocation Fund	May 1, 2022	April 30, 2023
American Funds Global Balanced Fund	May 1, 2022	April 30, 2023
The Bond Fund of America	May 1, 2022	April 30, 2023
Corporate Bond Fund	May 1, 2022	April 30, 2023
Capital World Bond Fund	May 1, 2022	April 30, 2023
American High-Income Trust	May 1, 2022	April 30, 2023
American Funds Mortgage Fund	May 1, 2022	April 30, 2023
Ultra-Short Bond Fund	May 1, 2022	April 30, 2023
U.S. Government Securities Fund	May 1, 2022	April 30, 2023

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2022	April 30, 2023
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2022	April 30, 2023

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2022	April 30, 2023

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 4 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2022	April 30, 2023
Global Small Capitalization Fund	May 1, 2022	April 30, 2023
Growth Fund	May 1, 2022	April 30, 2023
International Fund	May 1, 2022	April 30, 2023
New World Fund	May 1, 2022	April 30, 2023
Washington Mutual Investors Fund	May 1, 2022	April 30, 2023
Capital World Growth and Income Fund	May 1, 2022	April 30, 2023
Growth-Income Fund	May 1, 2022	April 30, 2023
International Growth and Income Fund	May 1, 2022	April 30, 2023
Capital Income Builder	May 1, 2022	April 30, 2023
Asset Allocation Fund	May 1, 2022	April 30, 2023
American Funds Global Balanced Fund	May 1, 2022	April 30, 2023
The Bond Fund of America	May 1, 2022	April 30, 2023
Corporate Bond Fund	May 1, 2022	April 30, 2023
Capital World Bond Fund	May 1, 2022	April 30, 2023
American High-Income Trust	May 1, 2022	April 30, 2023
American Funds Mortgage Fund	May 1, 2022	April 30, 2023
Ultra-Short Bond Fund	May 1, 2022	April 30, 2023
U.S. Government Securities Fund	May 1, 2022	April 30, 2023

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2022	April 30, 2023
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2022	April 30, 2023

Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2022	April 30, 2023
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2022	April 30, 2023